                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549




                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 July 29, 1999
         -------------------------------------------------------------
               Date of report (Date of earliest event reported)


                            ACT Manufacturing, Inc.
     --------------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


        Massachusetts                    0-25560                04-2777507
-------------------------------    ------------------------  ------------------
(State or other Jurisdiction of     (Commission File Number)  (I.R.S. employer
 Incorporation or Organization)                              identification no.)


                                 2 Cabot Road
                         Hudson, Massachusetts  01749
       ----------------------------------------------------------------
                   (Address of Principal Executive Offices)


                                (978) 567-4000
       -----------------------------------------------------------------
              Registrant's telephone number, including area code


                       Exhibit Index Located on Page 5
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                                      -2-

Item 2.  Acquisition or Disposition of Assets.

   On May 10, 1999, ACT Manufacturing, Inc., a Massachusetts corporation (the "Registrant"), entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement") providing for the merger (the "Merger") of East Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Registrant ("Merger Sub") with and into CMC Industries, Inc., a Delaware Corporation ("CMC"). The Merger was effected on July 29, 1999 (the "Effective Time"), pursuant to a Certificate of Merger filed with the Secretary of State of the State of Delaware on that date. Pursuant to the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of the common stock, par value $.01 per share, of CMC (the "CMC Common Stock"), other than shares held in the treasury of CMC or owned by the Registrant, Merger Sub or any direct or indirect wholly-owned subsidiary of the Registrant or CMC, was converted into the right to receive 0.50 of a share (the "Exchange Ratio") of the common stock, par value $.01 per share, of the Registrant (the "Registrant Common Stock"), and each outstanding option or right to purchase CMC Common Stock under CMC's Amended and Restated 1990 Equity Incentive Plan was assumed by the Registrant and became an option or right to purchase Registrant Common Stock, with appropriate adjustments made to the number of shares issuable thereunder and the exercise price thereof based on the exchange ratio. Thus, ACT will issue an aggregate of 7,770,384 shares of Registrant Common Stock and reserve for future issuance under CMC's Amended and Restated 1990 Equity Incentive Plan 932,443 shares of Registrant Common Stock.

   The Merger is intended to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and is intended to be treated as a pooling of interests for financial reporting purposes in accordance with generally accepted accounting principles. The assets of CMC were used, prior to the Effective Time of the Merger, to provide electronics manufacturing services to a diverse base of customers in the telecommunications and computer electronics industry, a use which the Registrant intends to continue immediately following the Merger.
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                                      -3-

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   The following financial statements and exhibits are filed as part of this report, where indicated:

   (a)  Financial statements of the business acquired, prepared pursuant to Rule
        3.05 of Regulation S-X are incorporated herein by reference to the Registrant's Registration Statement on Form S-4 (File No. 333-81367) filed with the Securities and Exchange Commission on June 23, 1999.


   (b) Pro forma financial information required pursuant to Article 11 of Regulation S-X is incorporated herein by reference to the Registrant's Registration Statement on Form S-4 (File No. 333-81367) filed with the Securities and Exchange Commision on June 23, 1999.

   (c)  Exhibits.
        --------

Exhibit No.   Description
-----------   -----------

2.1 Agreement and Plan of Merger and Reorganization dated May 10, 1999, by and among ACT Manufacturing, Inc., East Acquisition Corp. and CMC Industries, Inc. (incorporated herein by reference to the exhibits to the Registrant's Registration Statement on Form S-4 (File No. 333-81367) filed with the Securities and Exchange Commission on June 23, 1999)

2.2 Certificate of Merger filed by the Registrant with the Secretary of State of the State of Delaware, dated July 29, 1999

3.1 Articles of Amendment to the Second Restated Articles of Organization of the Registrant

23.1        Consent of PricewaterhouseCoopers, LLP

99.1        Press Release dated July 29, 1999
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                                   SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ACT Manufacturing, Inc.


Date:  July 30, 1999                By:  /s/ Jeffrey B. Lavin
                                         --------------------
                                         Jeffrey B. Lavin
                                         Vice President of Finance,
                                         Chief Financial Officer, Treasurer
                                         and Clerk

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                                 EXHIBIT INDEX



Exhibit No.   Description
-----------   -----------

2.1 Agreement and Plan of Merger and Reorganization dated May 10, 1999, by and among ACT Manufacturing, Inc., East Acquisition Corp. and CMC Industries, Inc. (incorporated herein by reference to the exhibits to the Registrant's Registration Statement on Form S-4 (File No. 333-81367) filed with the Securities and Exchange Commission on June 23,
          1999)

2.2+ Certificate of Merger filed by the Registrant with the Secretary of State of the State of Delaware, dated July 29, 1999

3.1+ Articles of Amendment to the Second Restated Articles of Organization of the Registrant

23.1+     Consent of PricewaterhouseCoopers, LLP

99.1+     Press Release dated July 29, 1999



__________

+ filed herewith